SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 26, 2000


                 World Wrestling Federation Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Delaware           000-27639                  04-2693383
----------------------------       --------------            -------------------
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)


                    1241 East Main Street, Stamford, CT      06902
           ----------------------------------------------- ----------
               (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.  Other Events.


         On December 26, 2000 World Wrestling Federation Entertainment, Inc. ("WWFE") issued the press release filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

         99.1   Press Release dated December 26, 2000.





                               Page 2 of 5 pages.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORLD WRESTLING FEDERATION
                                        ENTERTAINMENT, INC.




                                         By: /s/ August J. Liguori
                                             -----------------------------------
                                             August J. Liguori
                                             Executive Vice President and
                                             Chief Financial Officer

Dated:  December 26, 2000



                               Page 3 of 5 pages.

                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated December 26, 2000.



                               Page 4 of 5 pages.

                                                                    EXHIBIT 99.1

                                     [LOGO]

                 WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.

                     ANNOUNCES SALE OF WWF HOTEL AND CASINO

STAMFORD, CT. DECEMBER 26, 2000 - World Wrestling Federation Entertainment, Inc. (NYSE:WWF) today announced the sale of the WWF Hotel and Casino located in Las Vegas, Nevada. The net proceeds from the sale are approximately $11.2 million and are net of closing costs and other selling expenses.

The property was purchased in the second quarter of fiscal year 1999 and classified as an asset held for sale on the balance sheet. The company expects to record a gain of approximately $1 million.




Forward-Looking Statements : This news release contains forward-looking statements which are subject to various risks and uncertainties. These risks and uncertainties include the conditions of the markets for live events, broadcast television, cable television, pay-per-view, Internet, food and beverage, entertainment, professional sports, and licensed merchandise; acceptance of the Company's brands, media and merchandise within those markets; and other risks and factors identified in the Company's Prospectus dated October 18,1999 and other documents filed with the Securities and Exchange Commission. Actual results could differ materially from those currently anticipated.

Contacts: Investors: Thomas Gibbons, Vice President of Investor Relations, World Wrestling Federation, Inc., (203)328-2576 Media : Judd Everhart, Director of Corporate Communications, World Wrestling Federation, Inc., (203) 353-5066.